Fees Summary	Dec. 06, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 249,115,000
Previously Paid Amount	0
Total Fee Amount	38,139.51
Total Offset Amount	0
Net Fee	$ 38,139.51